UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant   ☒                                                Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

1633 Broadway

New York, New York 10019

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THIS FILING CONSISTS OF REMINDER LETTERS AND A TEXT MESSAGE MANUALLY SENT TO CERTAIN INDIVIDUAL SHAREHOLDERS RELATED TO THE JOINT SPECIAL MEETING OF SHAREHOLDERS, HELD ON OCTOBER 28, 2020 AND ADJOURNED UNTIL DECEMBER 23, 2020, OF ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND, ALLIANZGI CONVERTIBLE & INCOME FUND, ALLIANZGI CONVERTIBLE & INCOME FUND II, ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND, ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND, ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND, AND ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND, AND THE RELATED PROXY STATEMENT.

PRIORITY NOTICE – PLEASE READ AND RESPOND

December 4, 2020

TO SIGNIFICANT INVESTORS IN ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND:

We recently contacted you regarding your investment in AllianzGI Artificial Intelligence & Technology Opportunities Fund. Please be advised that, to date, the Fund has not received sufficient votes to pass the proposals detailed in the proxy materials previously mailed to you. The Fund’s meeting was adjourned to December 23, 2020 to permit further solicitation of proxies and to ensure that all shareholders have additional time to exercise their voting rights. In this regard, we are reaching out to respectfully request that you vote your shares.

WHAT DO WE NEED FROM YOU?

As of today, your vote has not been recorded for AllianzGI Artificial Intelligence & Technology Opportunities Fund, which has yet to reach the required participation level to approve or disapprove the proposals. As one of the Fund’s most significant investors, YOUR VOTE IS PARAMOUNT TO THE OUTCOME.

TO AVOID ADDITIONAL MAILINGS, PLEASE CONTACT ME DIRECTLY at 212-235-5157. Please have the enclosed proxy card available at the time of the call.

As soon as your shares are voted, there will be no additional mailings requesting your vote.

The details of the Special Meeting are described in the proxy statement, which was previously distributed to shareholders and can be found at https://vote.proxyonline.com/Allianz/docs/CEFSpecialMeeting.pdf.

Your time and consideration is greatly appreciated.

Thank you.

Thomas J. Nader

Executive Vice President

Proxy Services

PRIORITY NOTICE – PLEASE READ AND RESPOND

December 4, 2020

TO SIGNIFICANT INVESTORS IN ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND:

We recently contacted you regarding your investment in AllianzGI Artificial Intelligence & Technology Opportunities Fund. Please be advised that, to date, the Fund has not received sufficient votes to pass the proposals detailed in the proxy materials previously mailed to you. The Fund’s meeting was adjourned to December 23, 2020 to permit further solicitation of proxies and to ensure that all shareholders have additional time to exercise their voting rights. In this regard, we are reaching out to respectfully request that you vote your shares.

WHAT DO WE NEED FROM YOU?

As of today, your vote has not been recorded for AllianzGI Artificial Intelligence & Technology Opportunities Fund, which has yet to reach the required participation level to approve or disapprove the proposals. As one of the Fund’s most significant investors, YOUR VOTE IS PARAMOUNT TO THE OUTCOME.

TO AVOID ADDITIONAL MAILINGS, PLEASE USE ONE OF THE CONVENIENT VOTE METHODS BELOW:

1.	CONTACT ME DIRECTLY at 212-235-5157. Please have the enclosed proxy card available at the time of the call.

2.

EMAIL ME at AllianzFunds@proxyonline.com.    Simply send me an email instructing me to vote your position. Be sure to include your reference number found below, indicate your vote as FOR, AGAINST OR ABSTAIN and include your full name as noted on your account.

3.

TAKE A PICTURE! Sign and date the enclosed card and indicate your vote direction. Once done, take a picture of the signature side of proxy card and email it to AllianzFunds@proxyonline.com. Be sure to capture the ID number in the lower left corner of the proxy card.

REFERENCE NUMBER:	123456789

As soon as your shares are voted, there will be no additional calls or mailings requesting your vote.

The details of the Special Meeting are described in the proxy statement, which was previously distributed to shareholders and can be found at https://vote.proxyonline.com/Allianz/docs/CEFSpecialMeeting.pdf.

Your time and consideration is greatly appreciated.

Thank you.

Thomas J. Nader

Executive Vice President

Proxy Services

Text message manually sent to certain individual shareholders of AllianzGI Artificial

Intelligence & Technology Opportunities Fund

You are a shareholder invested in AllianzGI Artificial Intelligence & Technology Opportunities Fund. Please contact AST Fund Solutions regarding the Special Meeting of Shareholders of the Fund @ 1-866-342-4883 Mon. - Fri. between the hours of 9am and 11pm EST. Reply STOP to opt out of receiving text messages